UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

July 16, 2004

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number

99.1	Transcript from a PNC Investor Presentation on July 16, 2004

Item 12. Disclosure of Results of Operations and Financial Condition

On July 16, 2004, The PNC Financial Services Group, Inc. (the “Corporation”) filed a Current Report on Form 8-K that included a press release and other materials that accompanied a conference call with investors on July 16, 2004 to discuss the Corporation’s planned acquisition of Riggs National Corporation. In the press release and investor presentation, management also provided an estimate of the Corporation’s second quarter 2004 earnings.

A transcript of this investor presentation is attached hereto as Exhibit 99.1 and the above summary is qualified in its entirety by reference to such Exhibit, which is incorporated herein by reference. This transcript should be read in conjunction with the press release and other materials that accompanied the investor presentation and were included in the Current Report on Form 8-K filed on July 16, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: July 22, 2004	By:	/s/ Samuel R. Patterson
Samuel R. Patterson
Controller

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EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Transcript from a PNC Investor Presentation on July 16, 2004.	Furnished Herewith

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